               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                ALL-COMM MEDIA CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                           ALL-COMM MEDIA CORPORATION
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 594-7688

From the desk of

Jeremy Barbera
Chairman and Chief Executive Officer


                                                                    June 4, 1997


Dear Shareholder:

     It is my pleasure to invite you to a Special Meeting of the Shareholders of ALL-COMM MEDIA CORPORATION. The Special Meeting will be held at 9:30 a.m., on Monday, June 30, 1997, at the offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York 10019. Admission to the meeting will begin at 9:00 a.m. Directions to the conference room for the meeting will be available at the receptionist.

     The enclosed Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business of the Special Meeting, which is management's proposal to amend the company's Amended and Restated Articles of Incorporation to change the name of the company from All-Comm Media Corporation to Metro Services Group, Inc. Also during the Special Meeting, management will address and discuss other corporate matters which may be of interest to you as a shareholder.

     It is important that your shares are represented at this Special Meeting, whether or not you attend the Special Meeting in person, and regardless of the number of shares you own. To be sure that your shares are represented, we urge you to complete and return the enclosed proxy card as soon as possible. If you change your mind and plan to attend the Special Meeting, you may deliver written revocation of your proxy in person and submit a ballot at the Meeting. If you change your mind and do not plan to attend the Special Meeting, your proxy can only be revoked by a later-dated proxy delivered prior to the meeting to our offices (via fax to (212) 465-8877) or to a Continental Stock Transfer & Trust Company (via fax to (212) 509-5152).

                                          Sincerely,

                                          JEREMY BARBERA
                                          Chairman and Chief Executive Officer

                           ALL-COMM MEDIA CORPORATION
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 594-7688

                         -----------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY JUNE 30, 1997
                        ------------------------------

To the Holders of Common Stock of
ALL-COMM MEDIA CORPORATION:

     A Special Meeting of Shareholders of ALL-COMM MEDIA CORPORATION, a Nevada corporation ('ACMC'), will be held at 9:30 a.m., Monday, June 30, 1997 at the law offices of Camhy Karlinsky & Stein, LLP 1740 Broadway, 16th Floor, New York, NY.

     The purposes of the meeting are to:

          (1) Approve a management proposal to amend the Amended and Restated Articles of Incorporation to change the name of the company from 'All-Comm Media Corporation' to 'Metro Services Group, Inc.'

          (2) Act upon such other matters as may properly come before the meeting or any adjournment of adjournments thereof.

     Holders of Common Stock of record at the close of business on May 30, 1997, are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting. A list of the shareholders of ACMC as of the close of business on that date will be available for inspection during business hours from June 9, 1997 through June 29, 1997, at 333 Seventh Avenue, New York, New York 10001, and will also be available at the Special Meeting.



                                          By Order of the Board of Directors


                                                     /S/ ALAN I. ANNEX
                                           .....................................
                                                      ALAN I. ANNEX
                                                        SECRETARY


June 4, 1997

                           ALL-COMM MEDIA CORPORATION
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 594-7688

                         -----------------------------
                                PROXY STATEMENT
                         -----------------------------

                                IMPORTANT NOTICE


                                                                    June 4, 1997


     IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES BY COMPLETING, DATING, SIGNING, AND PROMPTLY MAILING THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME IN WRITING BEARING A LATER DATE THAN THE PROXY AND DELIVERED TO THE SECRETARY OF THE COMPANY OR TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE AGENT APPOINTED BY THE COMPANY TO COUNT THE VOTES OF THE SHAREHOLDERS. ANY SHAREHOLDERS WHO HAVE PROPERLY REVOKED A PROXY IN WRITING AND ARE PRESENT AT THE SPECIAL MEETING MAY VOTE IN PERSON.

SPECIAL MEETING OF SHAREHOLDERS

     The Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ALL-COMM MEDIA CORPORATION (the 'Company') for use at a Special Meeting of Shareholders of the Company to be held at 9:30 a.m., on Monday, June 30, 1997, at the offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York. The purposes of the Special Meeting are to approve management's proposal to change the name of the Company to Metro Services Group, Inc. and to authorize among other things, the amendment of the Company's Amended and Restated Articles of Incorporation and such other documentation as may be required to effectuate this name change. The Notice, this Proxy Statement, and the accompanying proxy card are being mailed June 4, 1997 to shareholders of record of the Company's common stock ('Common Stock') at the close of business on May 30, 1997, the record date for determining shareholders entitled to notice of, and to vote at, such Special Meeting. Each share entitles the registered holder to one vote. As of June 4, 1997, there were 11,426,764 shares of Common Stock outstanding.

     All shares represented by proxies will be voted by the individuals designated on the enclosed proxy card, all of whom are members of the Board of Directors, in accordance with the shareholders' directions. If the proxy card is signed and returned without specific directions with respect to the matters to be acted upon, the shares will be voted in accordance with the recommendations of the Board of Directors described below. Any shareholder giving a proxy may revoke it at any time before such proxy is voted at the Special Meeting by giving written notice of revocation to either the Company's secretary (via fax to (212) 465-8877) or to Continental Stock Transfer & Trust Company (via fax to
(212) 509-5152), the agent appointed by the Company to count the votes of the shareholders. Once a proxy has been revoked in writing, a shareholder may either
(a) attend the Special Meeting and vote in person, or (b) submit a later-dated proxy. The Chairman of the Board will announce the closing of the polls during the Special Meeting. All proxies must be received prior to the closing of the polls in order to be counted.

     A shareholder may designate a person or persons other than himself or herself to act as the shareholder's proxy rather than the directors named on the proxy card. The shareholder may do so in writing delivered no later than June 29, 1997 by means of facsimile or other electronic transmission to the secretary of the Company (fax: (212) 465-8877), and delivering the signed proxy card, together with the original authorization, to such person or persons to present the same at the Special Meeting. The written authorization must state the name or names of the person or persons authorized by the shareholder to act as alternative proxy or proxies. The person(s) designated by the shareholder must present the signed proxy card and the original written authorization to so act at the Special Meeting in order for the shares to be voted.

     Officers, agents, and employees of the Company and other solicitors retained by the Company may, by letter, by telephone, or in person, make requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries, and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. All costs of soliciting proxies will be borne by the Company.

     Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present in person or represented by proxy in order to constitute a quorum to conduct business at the Special Meeting. A list of eligible voters will be available at the Special meeting. The following proposal is to be submitted to the shareholders at the Special Meeting: Approval of a management proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from 'All-Comm Media Corporation' to 'Metro Services Group, Inc.'

     YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                     VOTING

     As described below, the Board of Directors is submitting to the shareholders at the Special Meeting the proposal to change the name of the Company from 'All-Comm Media Corporation' to 'Metro Services Group, Inc.', and to take all such further action as may be required to effectuate the change. Under Nevada law, in order for a proposal to amend the Amended and Restated Articles of Incorporation to pass, a majority of the outstanding shares of Common Stock entitled to vote on the proposal must approve the amendment. In this instance, abstentions will have the same effect as a vote against the proposal.

     Each share of Common Stock represented at the Special Meeting is entitled to one vote on the sole matter expected to be brought before the Special Meeting by the Board of Directors. If no directions are given and the signed proxy card is returned, the members of the Board of Directors will vote the shares represented by such proxy in accordance with the Directors' recommendation reflected on the proxy card, and at their discretion on any other matter that may properly come before the Special Meeting. In circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called 'broker non-votes'), those shares will have the same effect as a vote against the proposal.

         DIRECTORS' PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES
               OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
                         TO METRO SERVICES GROUP, INC.


     The Board of Directors proposes and recommends to the shareholders for their approval an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company by amending the first paragraph of Article I to read:

        'The  name  of the  corporation shall  be Metro  Services Group, Inc.'

     The shareholders' approval of the proposal to change the name of the Company includes granting the officers of the Company, and each of them acting alone, the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Amended and Restated Articles of Incorporation on behalf of the Company with the Nevada Secretary of State's Office.

     Metro Services Group, Inc. ('MSGI'), currently an operating subsidiary of the Company, has spent the last ten years developing a reputation as a highly effective service provider in the direct marketing industry encompassing more than 30 business sectors, 700 clients and literally thousands of professional contacts. The current management of the Company and its board of directors have elected to concentrate on expansion in the Marketing Information Services sector of the direct marketing industry. MSGI has achieved very positive brand awareness in this sector, and it is management's wish to leverage the core competency of MSGI and adopt it as the primary mission of this company. Therefore it is management's intention to change the name of 'All-Comm Media Corporation' to 'Metro Services Group, Inc.' and to trade under the symbol 'MSGI' which is currently on hold for the company with the NASDAQ small cap market.

     The former management of the Company envisioned a full service integrated marketing firm (all communications of media) and spent the past two years pursuing methods of financing said platform. The Company has not developed any core competency nor brand-recognition in this business sector.

     The operating subsidiary currently known as 'MSGI' will be renamed 'Metro Direct' which is consistent with their reputation within the direct marketing industry. The operating subsidiary known as 'Stephen Dunn & Associates' will be renamed 'SD&A' to shift the focus away from the former owner, Stephen Dunn, while maintaining their successful reputation within the telemarketing industry.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL OF THE PROPOSAL TO AMEND ARTICLE I OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO METRO SERVICES GROUP, INC.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matters which will be presented at the Special Meeting for action on the part of shareholders other than the proposed name change.

                                          By Order of the Board of Directors


                                                     /S/ ALAN I. ANNEX
                                           .....................................
                                                      ALAN I. ANNEX
                                                        SECRETARY

                                                                 APPENDIX A

                                   PROXY CARD

        This proxy is solicited on behalf of the Board of Directors of ALL-COMM MEDIA CORPORATION, for the Special Meeting of Shareholders to be held on June 30, 1997. The Board of Directors recommend a vote 'FOR' the following management proposal:

    Change the name of All-Comm Media Corporation to Metro Services Group, Inc.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

        Votes MUST be indicated by placing an 'x' in one of the above boxes using black or blue ink. The undersigned hereby appoints Jeremy Barbera and Alan I. Annex, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in ALL-COMM MEDIA CORPORATION at the Special Meeting of Shareholders to be held on June 30, 1997, and at any adjournment thereof, upon all subjects that may properly come before the meeting including the change of the name of the company to Metro Services Group, Inc. IF SPECIFIC DIRECTIONS ARE NOT GIVEN

WITH RESPECT TO THE CHANGE OF THE NAME OF THE COMPANY TO METRO SERVICES GROUP, INC. OR ANY OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION (I.E., FOR THE CHANGE) AND ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                                              Please  date  and sign  exactly as
                                              your name or names appear on  this
                                              proxy card. If the shares are held
                                              jointly,  each  shareholder should
                                              sign. If signing  as an  executor,
                                              trustee, administrator, custodian,
                                              guardian,  corporate  officer,  or
                                              pursuant to a  power of  attorney,
                                              please so indicate below.

                                              Dated: ___________________________

                                              __________________________________

                                              __________________________________

 Check this box if you have either a change of address or comments, and please note the name on this proxy card.